SECURITIES & EXCHANGE COMMISSION

Washington, D.C.

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  September 10, 2003

AEP INDUSTRIES INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-14450	22-1916107
(Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

125 Phillips Avenue, South Hackensack, New Jersey

07606

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code:  (201) 641-6600

Item 9. Regulation FD Disclosure.

See the attached press release reporting fiscal 2003 third quarter results of AEP Industries Inc. (the “Company”) hereby furnished under Item 12 (Disclosure of Results of Operations and Financial Condition).

Exhibit Index

Exhibit Number	Description

99	Press release reporting fiscal 2003 third quarter results of AEP Industries Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEP INDUSTRIES INC.
(Registrant)

September 10, 2003	/s/ Lawrence R. Noll

Lawrence R. Noll
Vice President and Controller